Defined Benefit Obligation	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Defined Benefit Obligation
20	DEFINED BENEFIT OBLIGATION
A subsidiary in the Philippines is a participant in an unfunded, non-contributory
defined benefit multi-employer retirement plan. The subsidiary provides for a defined benefit plan for all qualifying employees. The normal retirement shall accrue to the employee upon reaching retirement age of 60 with at least 5 years of credited service. All employee
s
 may retire early with the consent of the subsidiary upon reaching the age of 50 and ha ving
completed at least 10 years of credited service.
A subsidiary in Thailand has obligations in respect of the severance payments they must make to employees upon retirement under labour law. The subsidiary treats these severance payment obligations as a defined benefit plan.